Fiscal 2024 Second-Quarter Earnings Conference Call /////// February 6, 2024 Exhibit 99.4

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to our ability to advance our long-term strategies and develop innovations for an transform healthcare, our ability to find partners for our S2S Global and Contigo Health businesses and the potential benefits thereof, our ability to fund and conduct share repurchases pursuant to the share repurchase authorization and the potential benefits thereof (including the accelerated share repurchase transaction, which could be affected by volatility or disruptions in the capital markets or other factors), the payment of dividends at current levels or at all, guidance on the expected future performance and assumptions underlying that guidance, and our expected effective income tax rate, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s business, achievements, performance, financial condition, and financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic filings with the SEC, including those discussed under the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of Premier’s Form 10-K for the year ended June 30, 2023, and subsequent Quarterly Reports on Form 10-Q, including the Form 10-Q for the quarter ended December 31, 2023, expected to be filed with the SEC shortly after this presentation. Premier’s periodic and current filings with the SEC are made available on the company’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast include certain “adjusted” and other “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. These measures are not in accordance with, or an alternative to, GAAP. The Appendix to this presentation includes schedules that reconcile the historical non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures. You should carefully read Premier’s earnings release and Quarterly Report on Form 10-Q for the quarter ended December 31, 2023, expected to be filed shortly after this presentation, for definitions of Premier’s non-GAAP financial measures and further explanation and disclosure regarding Premier’s use of non-GAAP financial measures, and such information should be read in conjunction with this presentation. These materials are made available on the company’s website at investors.premierinc.com.

Overview Michael J. Alkire President and Chief Executive Officer Financial and Operational Review Craig McKasson Chief Administrative and Chief Financial Officer

Clear Picture of Future Strategic Vision Board of Directors has concluded its review of strategic alternatives Divested non-healthcare GPO operations unlocking substantial value for stockholders Board approved $1 billion share repurchase authorization, including implementing a $400 million accelerated share repurchase transaction Board authorized Premier to seek partners for certain other assets, narrowing focus on key differentiated strategies Expanded 10-year agreement with Tufts Medicine Broadens GPO relationship to include co-management of their people, processes, and technologies to drive efficiency and contain costs Named “One of America’s Greatest Workplaces for Diversity” by Newsweek

Fiscal 2024 second quarter financial highlights Adjusted EBITDA* decreased 18% to $114.1 million Performance Services segment net revenue decreased 6% to $117.0 million GAAP net income of $52.9 million; $0.45 per fully diluted share Adjusted net income* decreased 15% to $71.9 million and adjusted EPS* decreased 14% to $0.60 Supply Chain Services segment net revenue decreased 8% to $217.9 million GPO net administrative fees revenue decreased 3% Direct sourcing products revenue decreased 17% *These are a non-GAAP financial measures. Refer to the Appendix for adjusted EBITDA, adjusted net income, adjusted earnings per share reconciliations to the corresponding GAAP measures. (Compared with fiscal 2023 second quarter) Total net revenue decreased 7% to $334.7 million

Strong financial position with flexible balance sheet Cash flow from operations of $35.4 million Free cash flow* outflow of $63.3 million Cash and cash equivalents of $371.1 million No outstanding balance on $1.0 billion, five-year unsecured, revolving credit facility *This is a non-GAAP financial measure. Refer to the Appendix for a reconciliation of free cash flow to the corresponding GAAP measure. (As of and for the quarter ended December 31, 2023) Board approved a new $1.0 billion share repurchase authorization, including implementing a $400 million accelerated share repurchase transaction Paid dividends of $51.1 million to stockholders in first six months of 2024 Board declared a dividend of $0.21 per share, payable on March 15, 2024, to stockholders of record as of March 1, 2024 Impacted by $138.5 million in tax payments related to the sale of non-healthcare GPO operations

Fiscal 2024 guidance * Adjusted EBITDA, adjusted EPS and free cash flow presented in this financial guidance are forward-looking non-GAAP measures. Premier does not provide a reconciliation of non-GAAP forward-looking guidance as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to "Use of Forward-Looking Non-GAAP Measures" on slide 9 for additional explanation. Guidance Metric Fiscal 2024 Guidance Range* (as of February 5, 2024) Segment Net Revenue: Supply Chain Services Performance Services   $840 million to $880 million $425 million to $445 million Total Net Revenue $1.265 billion to $1.325 billion Adjusted EBITDA $405 million to $425 million Adjusted EPS $2.06 to $2.18 Fiscal 2024 guidance is based on the realization of the following key assumptions: Net administrative fees revenue of $588 million to $603 million Direct sourcing products revenue of $207 million to $222 million Supply Chain Services segment software licenses, other services and support revenue of $45 million to $55 million Capital expenditures of $93 million to $103 million Effective income tax rate in the range of 26% to 28% Free cash flow of 45% to 55% of adjusted EBITDA, excluding the impact of tax payments related to the sale of non-healthcare GPO operations Includes the estimated fiscal 2024 impact of the initial $400 million accelerated share repurchase transaction under the $1 billion share repurchase authorization Does not include the impact of any significant acquisitions or divestitures

Appendix

Use of Forward-looking Non-GAAP Financial Measures The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for the more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted earnings per share without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the supplemental financial information for reconciliation of reported GAAP results to non-GAAP results. Such items include, but are not limited to, strategic- and acquisition-related expenses for professional fees; mark to market adjustments for put options and contingent liabilities; gains and losses on stock-based performance shares; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the company believes to be non-indicative of its ongoing operations. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains/losses or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments is not currently determinable but may be significant.

Fiscal 2024 and 2023 Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended December 31, Six Months Ended December 31, 2023 2022 2023 2022 Net income $52,866 $64,374 $95,276 $107,333 Interest (income) expense, net (2,438) 4,631 (2,633) 7,490 Income tax expense 19,278 23,765 33,216 42,534 Depreciation and amortization 20,267 21,439 40,595 44,878 Amortization of purchased intangible assets 12,512 13,047 25,200 23,499 EBITDA 102,485 127,256 191,654 225,734 Stock-based compensation 8,495 2,801 15,388 10,150 Acquisition- and disposition-related expenses 1,198 3,138 7,403 5,298 Strategic initiative and financial restructuring-related expenses 1,284 7,527 3,030 9,046 Equity in net loss (income) of unconsolidated affiliates 666 (1,674) 2,392 (9,917) Other reconciling items, net — (186) — (312) Adjusted EBITDA $114,128 $138,862 $219,867 $239,999

Fiscal 2024 and 2023 Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended December 31, Six Months Ended December 31, 2023 2022 2023 2022 Income before income taxes $72,144 $88,139 $128,492 $149,867 Equity in net loss (income) of unconsolidated affiliates 666 (1,674) 2,392 (9,917) Interest (income) expense, net (2,438) 4,631 (2,633) 7,490 Other income, net (4,679) (2,930) (3,587) (766) Operating income 65,693 88,166 124,664 146,674 Depreciation and amortization 20,267 21,439 40,595 44,878 Amortization of purchased intangible assets 12,512 13,047 25,200 23,499 Stock-based compensation 8,495 2,801 15,388 10,150 Acquisition- and disposition-related expenses 1,198 3,138 7,403 5,298 Strategic initiative and financial restructuring-related expenses 1,284 7,527 3,030 9,046 Deferred compensation plan expense 4,605 2,659 3,480 289 Other reconciling items, net 74 85 107 165 Adjusted EBITDA $114,128 $138,862 $219,867 $239,999 Segment Adjusted EBITDA Supply Chain Services $114,491 $126,315 $229,465 $239,504 Performance Services 30,955 43,205 52,729 62,336 Corporate (31,318) (30,658) (62,327) (61,841) Adjusted EBITDA $114,128 $138,862 $219,867 $239,999

Fiscal 2024 and 2023 Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended December 31, Six Months Ended December 31, 2023 2022 2023 2022 Net income attributable to stockholders $54,302 $64,046 $99,063 $106,762 Income tax expense 19,278 23,765 33,216 42,534 Amortization of purchased intangible assets 12,512 13,047 25,200 23,499 Stock-based compensation 8,495 2,801 15,388 10,150 Acquisition- and disposition-related expenses 1,198 3,138 7,403 5,298 Strategic initiative and financial restructuring-related expenses 1,284 7,527 3,030 9,046 Equity in net loss (income) of unconsolidated affiliates 666 (1,674) 2,392 (9,917) Other reconciling items, net 813 1,091 1,742 2,359 Adjusted income before income taxes 98,548 113,741 187,434 189,731 Income tax expense on adjusted income before income taxes 26,608 29,573 50,607 49,331 Adjusted Net Income $71,940 $84,168 $136,827 $140,400

Fiscal 2024 and 2023 Reconciliations Supplemental Financial Information Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited) (In thousands) Six Months Ended December 31, 2023 2022 Net cash provided by operating activities $35,380 $196,725 Early termination payments to certain former limited partners that elected to execute a Unit Exchange Agreement (49,600) (48,670) Purchases of property and equipment (49,068) (38,416) Non-GAAP Free Cash Flow $(63,288) $109,639

Fiscal 2024 and 2023 Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended December 31, Six Months Ended December 31, 2023 2022 2023 2022 Net income attributable to stockholders $54,302 $64,046 $99,063 $106,762 Income tax expense 19,278 23,765 33,216 42,534 Amortization of purchased intangible assets 12,512 13,047 25,200 23,499 Stock-based compensation 8,495 2,801 15,388 10,150 Acquisition- and disposition-related expenses 1,198 3,138 7,403 5,298 Strategic initiative and financial restructuring-related expenses 1,284 7,527 3,030 9,046 Equity in net loss (income) of unconsolidated affiliates 666 (1,674) 2,392 (9,917) Other reconciling items, net 813 1,091 1,742 2,359 Non-GAAP adjusted income before income taxes 98,548 113,741 187,434 189,731 Income tax expense on adjusted income before income taxes 26,608 29,573 50,607 49,331 Non-GAAP Adjusted Net Income $71,940 $84,168 $136,827 $140,400

Fiscal 2024 and 2023 Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended December 31, Six Months Ended December 31, 2023 2022 2023 2022 Weighted average: Common shares used for basic and diluted earnings per share 119,702 118,787 119,523 118,569 Potentially dilutive shares 355 865 572 1,273 Weighted average shares outstanding - diluted 120,057 119,652 120,095 119,842 Basic earnings per share attributable to stockholders $0.45 $0.54 $0.83 $0.90 Income tax expense 0.16 0.20 0.28 0.36 Amortization of purchased intangible assets 0.10 0.11 0.21 0.20 Stock-based compensation 0.07 0.02 0.13 0.09 Acquisition- and disposition-related expenses 0.01 0.03 0.06 0.04 Strategic initiative and financial restructuring-related expenses 0.01 0.06 0.03 0.08 Equity in net loss (income) of unconsolidated affiliates 0.01 (0.01) 0.02 (0.08) Other reconciling items, net 0.01 0.01 0.01 0.02 Impact of corporation taxes (0.22) (0.25) (0.42) (0.42) Impact of dilutive shares — (0.01) (0.01) (0.02) Non-GAAP Adjusted EPS $0.60 $0.70 $1.14 $1.17